Goodwill	12 Months Ended
Dec. 31, 2019
Disclosure Of Goodwill [Abstract]
Goodwill

NOTE 9. GOODWILL

Balance, December 31, 2017	$205,167
Impairment charge	(207,544)
Exchange adjustment	2,377
Balance, December 31, 2018 and 2019	$—

In 2018, Precision performed its annual impairment test for those CGUs containing goodwill and determined the goodwill associated with the Canadian Contract Drilling and U.S. Directional Drilling CGUs were not recoverable. Accordingly, an impairment charge of $208 million was recorded in the statement of net earnings (loss) for the period ended December 31, 2018. Both CGUs were contained within the Contract Drilling Services segment.

In performing the 2018 goodwill impairment tests, the Corporation used a value in use approach. Projected cash flows covered a five-year period and were based on future expected outcomes taking into account existing term contracts, past experience and management’s expectation of future market conditions. The primary source of cash flow information was the strategic plan approved by the Corporation’s Board of Directors. These strategic plans were developed based on benchmark commodity prices and industry supply-demand fundamentals.

Canadian Contract Drilling

Cash flows used in the impairment calculation were discounted using a discount rate specific to the Canadian Contract Drilling CGU. The after-tax discount rate derived from Precision’s weighted average cost of capital, adjusted for risk factors specific to the CGU and used in determining the recoverable amount for the Canadian Contract Drilling CGU was 11.66%. The test resulted in a goodwill impairment charge of $172 million as the carrying value of the CGU’s assets exceeded its value in use of $942 million.

The key assumptions used in the calculation of the CGU’s value in use included the discount rate and a terminal value growth rate of nil. An increase of 0.5% to the discount rate would result in approximately $37 million of additional impairment charges to the remaining assets within the CGU.

US Directional Drilling

Cash flows used in the impairment calculation were discounted using a discount rate specific to the U.S. Directional Drilling CGU. The after-tax discount rate derived from Precision’s weighted average cost of capital, adjusted for risk factors specific to the CGU and used in determining the recoverable amount for the U.S. Directional Drilling CGU was 12.16%. The test resulted in a goodwill impairment charge of $35 million as the carrying value of the CGU’s assets exceeded its value in use of $39 million.

The key assumptions used in the calculation of the CGU’s value in use included the discount rate and a terminal value growth rate of nil. An increase of 0.5% to the discount rate would result in approximately $2 million of additional impairment charges to the remaining assets within the CGU.